Exhibit 10.17

AMENDMENT NUMBER TWO TO AMENDED AND RESTATED EMPLOYMENT
AGREEMENT

This AMENDMENT NUMBER TWO TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (“Amendment”) is entered into as of February 23, 2011 between Thompson Creek Metals Company USA, a Colorado corporation (“Thompson Creek”), and Pamela L. Saxton (“Executive”), effective December 30, 2009 (the “Effective Date”).

RECITALS

WHEREAS, Thompson Creek and Executive entered into an Employment Agreement dated August 4, 2008;

WHEREAS, Thompson Creek and Executive subsequently entered into an Amended and Restated Employment Agreement effective December 30, 2009 and an Amendment to Employment Agreement effective August 5, 2010 (collectively, the “Agreement”), which Agreement remains in effect except as amended herein;

NOW THEREFORE, in consideration of the mutual promises and undertakings contained herein, the sufficiency of which is acknowledged by the parties hereto, Thompson Creek and the Executive agree to amend the Agreement as of the Effective Date as follows:

1.             A new paragraph 30 is hereby added to the Agreement as follows:

“PAYMENT PURSUANT TO RELEASE

30.           Notwithstanding anything to the contrary in this Agreement, in the event that a payment to be made under this Agreement provides for the deferral of compensation pursuant to section 409A of the Code and is pursuant to this Agreement to be made to Executive within sixty days of the Executive’s Termination of Employment but only upon the execution (and, if applicable, the nonrevocation) of a general release, then, if such sixty-day period begins in one taxable year of Executive and ends in a subsequent taxable year of Executive, such payment shall only be made in such subsequent taxable year.”

IN WITNESS WHEREOF, the parties have executed this Amendment on the dates written below.

EXECUTIVE:

Pamela L. Saxton	February 23, 2011
Pamela L. Saxton	(Date)

THOMPSON CREEK METALS COMPANY USA:

/s/ Kevin Loughrey	February 23, 2011
By: Kevin Loughrey	(Date)

Its: President and Chief Executive Officer